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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934


                          July 1, 1996
        Date of Report (Date of earliest event reported)



             HEARTLAND WIRELESS COMMUNICATIONS, INC.
     (Exact Name of Registrant as Specified in its Charter)



Delaware                      0-23694        73-1435149
(State or Other Jurisdiction  (Commission    (IRS Employer
of Incorporation)             File Number)   Identification No.)


200 Chisholm Place, Suite 200
Plano, Texas                                      75075
(Address of Principal Executive Offices)          (Zip Code)

                         (214) 423-9494
      (Registrant's Telephone Number, Including Area Code)


       903 N. Bowser, Suite 140, Richardson, Texas  75081
  (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     (a) Updated Pro Forma Financial Information. Reference is made to that Current Report on Form 8-K filed by Heartland Wireless Communications, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission ("Commission") for the events dated February 23, 1996, as amended by Form 8-K/A filed with the Commission April 8, 1996 and Form 8-K/A-2 filed with the Commission April 29, 1996 (the "February 23, 1996 Current Report"). The Registrant hereby updates the pro forma financial information contained in the February 23, 1996 Current Report relating to the transactions described therein by filing as Exhibit 99.1 hereto the following pro forma financial information which are incorporated by reference herein:

             Heartland Wireless Communications, Inc.
                  Unaudited Pro Forma Condensed
              Consolidated Statement of Operations
                Three Months Ended March 31, 1996

     (b) Change of Address/Telephone Numbers. Effective July 1, 1996, the Registrant moved its principal executive offices from 903
N. Bowser, Suite 140, Richardson, Texas 75081 to 200 Chisholm Place, Suite 200, Plano, Texas 75075. The Registrant's telephone number changed to (214) 423-9494 and its facsimile number changed to (214) 423-0819 at this same time.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

    Exhibit No.                    Document Description

     99.1 Heartland Wireless Communications, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations Three Months Ended March 31, 1996 (filed herewith)

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                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HEARTLAND WIRELESS COMMUNICATIONS, INC.



Date:  July 1, 1996           By:  /s/ J. Curtis Henderson
                                   -------------------------------
                                   J. Curtis Henderson
                                   Vice President, General Counsel
                                   and Secretary

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                          EXHIBIT INDEX


Doc. No.       Document Description

99.1           Heartland Wireless Communications, Inc. Unaudited
               Pro Forma Condensed Consolidated Statement of
               Operations Three Months Ended March 31, 1996
               (filed herewith)